Exhibit 10.2

TERM LOAN SECURITY AGREEMENT
among
KEMET CORPORATION,
KEMET ELECTRONICS CORPORATION,
THE OTHER GRANTORS PARTY HERETO
and
BANK OF AMERICA, N.A.,
as COLLATERAL AGENT

Dated as of April 28, 2017

TABLE OF CONTENTS
Page
ARTICLE I

SECURITY INTERESTS

1.1	Grant of Security Interests 2

1.2	Excluded Collateral 2

1.3	Excluded Perfection Actions 4

1.4	Power of Attorney 4

1.5	Perfection Certificate 4
ARTICLE II

GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

2.1	Additional Representations and Warranties Regarding Collateral 4

2.2	Additional Covenants Regarding Collateral 5

2.3	Recourse 6
ARTICLE III

SPECIAL PROVISIONS CONCERNING PLEDGED COLLATERAL ACCOUNTS; CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL

3.1	Equity Interests 6

3.2	Accounts and Contract Rights 7

3.3	Direction to Account Debtors; Contracting Parties; etc. 7

3.4	Modification of Terms; etc. 8

3.5	Collection 8

3.6	Instruments 8

3.7	Grantors Remain Liable Under Accounts 9

3.8	Grantors Remain Liable Under Contracts 9

3.9	[Reserved] 9

3.10	Commercial Tort Claims 9

3.11	Chattel Paper 9

3.12	Further Actions 10
ARTICLE IV

SPECIAL PROVISIONS CONCERNING TRADEMARKS AND DOMAIN NAMES

4.1	Power of Attorney 10

4.2	Preservation of Marks 10

4.3	Maintenance of Registration 10

4.4	Future Registered Marks 10

4.5	Remedies 10

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ARTICLE V

SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADE SECRETS

5.1	Power of Attorney 11

5.2	Maintenance of Patents or Copyrights 11

5.3	Prosecution of Patent or Copyright Applications 11

5.4	Other Patents and Copyrights 11

5.5	Remedies 11
ARTICLE VI

PROVISIONS CONCERNING ALL COLLATERAL

6.1	Protection of Collateral Agent’s Security 12

6.2	Additional Information 12

6.3	Further Actions 12

6.4	Financing Statements 12
ARTICLE VII

REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT

7.1	Remedies; Obtaining the Collateral Upon an Event of Default 13

7.2	Remedies; Disposition of the Collateral 14

7.3	Waiver of Claims 15

7.4	Application of Proceeds 16

7.5	Remedies Cumulative 17

7.6	Discontinuance of Proceedings 17
ARTICLE VIII

[RESERVED]
ARTICLE IX

DEFINITIONS
ARTICLE X

MISCELLANEOUS

10.1	Notices 22

10.2	Waiver; Amendment 23

10.3	Obligations Absolute 23

10.4	Successors and Assigns 23

10.5	Headings Descriptive 24

10.6	GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL 24

10.7	Grantor’s Duties 25

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10.8	Termination; Release 25

10.9	Counterparts 26

10.10	Severability 26

10.11	The Collateral Agent and the other Secured Creditors 26

10.12	Additional Grantors 26

10.13	Intercreditor Agreement 26

10.14	Appointment of Sub-Agents 27

10.15	Limited Obligations 27

EXHIBIT A    Form of Term Loan Copyright Security Agreement
EXHIBIT B    Form of Term Loan Patent Security Agreement
EXHIBIT C    Form of Term Loan Trademark Security Agreement
EXHIBIT D    Form of Agreement Regarding Uncertificated Securities
EXHIBIT E    Form of Joinder Agreement

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TERM LOAN SECURITY AGREEMENT
TERM LOAN SECURITY AGREEMENT, dated as of April 28, 2017 (as amended, amended and restated, modified, supplemented, extended or renewed from time to time, this “Agreement”), is by and among each of the undersigned grantors (each, a “Grantor” and, together with any other entity that becomes a grantor hereunder pursuant to Section 10.12 hereof, the “Grantors”) and Bank of America, N.A., as Collateral Agent (together with any successor Collateral Agent, the “Collateral Agent”), for the benefit of the Secured Creditors (as defined below). Certain capitalized terms as used herein are defined in Article IX hereof. Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.
W I T N E S S E T H:
WHEREAS, KEMET Corporation, a Delaware corporation (“Parent”), KEMET Electronics Corporation, a Delaware corporation (“KEC”, and together with Parent, the “Borrowers”), the lenders party thereto from time to time (the “Lenders”) and Bank of America, N.A., as administrative agent (together with any successor administrative agent, the “Administrative Agent”) and as Collateral Agent, have entered into a Term Loan Credit Agreement, dated as of the date hereof (as amended, amended and restated, modified, supplemented, extended or renewed from time to time, the “Credit Agreement”), providing for the making of Term Loans to the Borrowers, as contemplated therein (the Lenders, the Administrative Agent and the Collateral Agent are herein called the “Lender Creditors”);
WHEREAS, Parent and/or one or more of its Restricted Subsidiaries may at any time and from time to time enter into one or more Designated Interest Rate Protection Agreements and Designated Treasury Services Agreements with Guaranteed Creditors (each Lender Creditor and each Guaranteed Creditor, together with their permitted successors and assigns, if any, collectively, the “Secured Creditors”);
WHEREAS, pursuant to the Credit Agreement Party Guaranty, each Borrower has guaranteed to the Secured Creditors the payment when due of all of the Obligations;
WHEREAS, pursuant to the Subsidiaries Guaranty, each Subsidiaries Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of all of the Obligations;
WHEREAS, it is a condition to the making of Term Loans to the Borrowers under the Credit Agreement that each Grantor shall have executed and delivered this Agreement; and
WHEREAS, each Grantor will obtain direct or indirect benefits from the incurrence of Term Loans by the Borrowers under the Credit Agreement and the entry by Parent and/or one or more of its Restricted Subsidiaries into Designated Interest Rate Protection Agreements and Designated Treasury Services Agreements and, accordingly, desires to execute this Agreement in order to satisfy the condition described in the preceding paragraph;
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

ARTICLE I
SECURITY INTERESTS
1.1Grant of Security Interests.
(a)    As security for the prompt and complete payment or performance, as the case may be, when due of all of the Obligations, each Grantor does hereby pledge and grant to the Collateral Agent, for the benefit of the Secured Creditors, a continuing security interest in all of the right, title and interest of such Grantor in, to and under all of the following property of such Grantor, or in which or to which such Grantor has any rights, in each case whether now existing or hereafter from time to time acquired (but excluding any Excluded Collateral (as defined below)):
(i)    all Accounts;
(ii)    all Chattel Paper, including electronic chattel paper;
(iii)    all Commercial Tort Claims, including those set forth on Schedule 11 of the Perfection Certificate;
(iv)    all Deposit Accounts;
(v)    all Documents
(vi)    all General Intangibles, including Intellectual Property;
(vii)    all Goods, including Inventory, Equipment and fixtures;
(viii)    all Instruments;
(ix)    all Investment Property;
(x)    all Letter-of-Credit Rights;
(xi)    all Supporting Obligations;
(xii)    all monies, whether or not in the possession or under the control of any Secured Party, including any Cash Collateral;
(xiii)    all books and records (including customer lists, files, correspondence, tapes, computer programs, print-outs and computer records) pertaining to the foregoing; and
(xiv)    all Proceeds and products of any and all of the foregoing, (all of the above in this Section 1.1(a), the “Collateral”).
(b)    The security interest of the Collateral Agent under this Agreement extends to all Collateral that any Grantor may acquire, or with respect to which any Grantor may obtain rights, at any time during the term of this Agreement.
1.2Excluded Collateral. Notwithstanding anything contained in this Agreement to the contrary, the term “Collateral” shall not include, and no security interest is or will be granted pursuant hereto in any right, title or interest of any Grantor in, the following (collectively, the “Excluded Collateral”):
(a)    Voting Equity Interests of any Foreign Subsidiary which is a “first tier” Subsidiary of any Grantor, solely to the extent that such Voting Equity Interests represent more than 65% of the outstanding Voting Equity Interests of such Foreign Subsidiary;
(b)    any rights or interest in any contract, lease, permit or License covering real or personal property of any Grantor if under the terms of such contract, lease, permit or License, or applicable law with respect thereto, the grant of a security interest or Lien therein is prohibited as a matter of law or under the terms of such contract, lease, permit or License and such prohibition or restriction has not been waived or the consent of the other party to such contract, lease, permit or License has not been obtained (provided, that, (i) the foregoing exclusions of this clause (b) shall in no way be construed (A) to apply to the extent that any described prohibition or restriction is unenforceable under Section 9-406, 9-407, 9-408, or 9-409 of the UCC or other applicable law, or (B) to apply to the extent that any consent or waiver has been obtained that would permit the Collateral Agent’s security interest or Lien notwithstanding the prohibition or restriction on the pledge of such contract, lease, permit or License and (ii) the foregoing exclusions of clauses (a) and (b) shall in no way be construed to limit, impair, or otherwise affect any continuing security interests of the Collateral Agent, for the benefit of the Secured Parties, in and Liens upon any rights or interests of any Grantor in or to (A) monies due or to become due under or in connection with any described contract, lease, permit, License or Equity Interests, or (B) any Proceeds from the sale, license, lease, or other dispositions of any such contract, lease, permit, License or Equity Interests);
(c)    any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications or any registrations issuing therefrom under applicable law, provided, that, upon submission and acceptance by the PTO of an amendment to allege use pursuant to 15 U.S.C. Section 1060(a) (or any successor provision), such intent-to-use trademark application shall be considered Collateral;
(d)    any interest in Real Property;
(e)    [reserved];
(f)    the UBS VAT Restricted Cash (as defined in the ABL Credit Agreement); and
(g)    any property or assets with respect to which, in the reasonable judgment of Parent and the Collateral Agent, the cost or other consequences (including any adverse tax consequences) of granting a security interest in favor of the Collateral Agent, for the benefit of the Secured Creditors, shall be excessive in relation to the value to be obtained by the Secured Creditors therefrom;
provided, however, that Excluded Collateral shall not include any Proceeds, substitutions or replacements of any Excluded Collateral referred to in any of clauses (a) through (g) (unless such Proceeds, substitutions or replacements would constitute Excluded Collateral referred to in any of clauses (a) through (g)). The Grantors shall not be required to take any action intended to cause “Excluded Collateral” to constitute Collateral and none of the covenants or representations and warranties herein shall be deemed to apply to any property constituting Excluded Collateral.

1.3Excluded Perfection Actions. Notwithstanding anything to the contrary contained herein or in any other Credit Document, no Grantor shall be required to do the following (collectively, the “Excluded Perfection Actions”):
(a)    take any action with respect to the creation or perfection of a security interest or Liens under any foreign law with respect to any Collateral or with respect to any Collateral located outside the United States other than in connection with the Foreign Law Security Documents;
(b)    obtain or deliver landlord lien waivers, estoppels, bailee waivers or collateral access letters;
(c)    obtain or deliver any “control agreement” or other control arrangements with respect to any Deposit Account, Securities Account or Commodity Account; or
(d)    take any action with respect to the creation or perfection of a security interest (and the Collateral Agent shall not perfect) under certificate of title statutes.
1.4Power of Attorney. Subject to the terms of the Intercreditor Agreement, each Grantor hereby appoints the Collateral Agent its true and lawful attorney, which appointment is irrevocable and coupled with an interest, and shall automatically terminate on the Termination Date or, if sooner, upon the termination and release of such Grantor hereunder pursuant to Section 10.8, with full power effective upon the occurrence of and during the continuance of an Event of Default (in the name of such Grantor or otherwise), subject to any notice requirements herein or in any other Credit Document, to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to such Grantor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be reasonably necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.
1.5Perfection Certificate. The Collateral Agent and each Secured Creditor agree that the Perfection Certificate and all descriptions of Collateral, schedules, amendments and supplements thereto are and shall at all times remain a part of this Agreement.
ARTICLE II
GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS
2.1Additional Representations and Warranties Regarding Collateral. As of any date on which all of the representations and warranties set forth in the Credit Documents are required to be made by the Grantors, each Grantor represents and warrants as follows:
(a)    The provisions of this Agreement are effective to create in favor of the Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interests (except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law)) in all right, title and interest of such Grantor in the Collateral owned by it, and upon (i) with respect to Collateral in which perfection can be obtained by filing a financing statement, the timely and proper filing of financing statements listing such Grantor, as a debtor, and the Collateral Agent, as secured creditor, in the secretary of state’s office (or other similar governmental entity) of the jurisdiction of organization of such Grantor and describing the Collateral, (ii) with respect to Instruments and Chattel Paper in each case that constitute Collateral, delivery to the Collateral Agent of all Instruments, Chattel Paper and certificated pledged Equity Interests that constitute “securities” governed by Article 8 of the UCC as in effect on the date hereof in the State of New York in each case properly endorsed for transfer in blank, and (iii) with respect to Registered Intellectual Property, the recordation of the Patent Security

Agreement, if applicable, and the Trademark Security Agreement, if applicable, in the respective form attached to this Agreement, in each case in the PTO, and the recordation of the Copyright Security Agreement, if applicable, in the form attached to this Agreement with the USCO, the Collateral Agent, for the benefit of the Secured Creditors, has a perfected security interest in all right, title and interest in all of the Collateral, subject to no other Liens other than Permitted Liens, in each case, to the extent perfection can be accomplished under applicable law through these actions (except for Excluded Perfection Actions).
(b)    Subject to the limitations in Article I and the terms of the Intercreditor Agreement, upon the taking of the actions under clause (a) above, such security interests will be superior to and prior to all other Liens of all other Persons (other than Permitted Liens), and enforceable as such as against all other Persons (except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law)) other than Ordinary Course Transferees.
(c)    Such Grantor is, and as to all Collateral acquired by it from time to time after the date hereof, such Grantor will be, the owner of, or otherwise have the right to use, all Collateral free from any Lien of any Person (other than Permitted Liens).
(d)    With respect to any Pledged Collateral of such Grantor constituting the Equity Interest in any Person that is a Subsidiary of Parent, such Grantor represents and warrants that such Equity Interest has been duly and validly issued and is fully paid and non-assessable (to the extent such concept is applicable, and other than any assessment on the equity holders of such Person that may be imposed as a matter of law) and is owned by such Grantor, subject to no options for the purchase of such Equity Interest.
2.2Additional Covenants Regarding Collateral. Each Grantor covenants and agrees, from and after the Closing Date until the Termination Date (or such earlier date such Grantor is released from this Agreement in accordance with Section 10.08(b)) as follows:
(a)    Except as otherwise permitted in the Credit Documents, such Grantor shall, at its own expense, take all commercially reasonable actions necessary (as determined in good faith by the applicable Grantor) to defend the Collateral against all material claims and demands of all Persons at any time claiming any interest therein materially adverse to the interests of the Lenders (other than Permitted Liens) (except to the extent that the Collateral Agent and such Grantor agree that the cost of such defense is excessive in relation to the benefit to the Lenders of the security interest and priority).
(b)    Such Grantor will not authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Grantor or in connection with Permitted Liens.
(c)    Such Grantor will not change its legal name as such name appears in its respective public organic record, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its jurisdiction of organization or its Location from that set forth on Schedule 1(a) of the Perfection Certificate (or Section 2 of the Perfection Certificate in the case of its Locations), except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Credit Agreement) if (i) it shall have given to the Collateral Agent written notice of each change to the information listed on Schedule 1(a) of the Perfection Certificate within 30 days of such change (or such longer period as agreed to by the Collateral Agent) and (ii) except to the extent such change or changes result in a Grantor becoming an Excluded Subsidiary, in connection with such change or changes, it shall take all action reasonably requested by the Collateral

Agent to maintain the security interests of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected to the extent described herein and in full force and effect.
2.3Recourse. This Agreement is made with full recourse to each Grantor, pursuant to, and subject to any limitations set forth in, this Agreement and the other Credit Documents.
ARTICLE III
SPECIAL PROVISIONS CONCERNING PLEDGED COLLATERAL ACCOUNTS; CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL
3.1Equity Interests.
(a)    To the extent the Equity Interest in any Person that is included in the Pledged Collateral constitutes a Certificated Security, each Grantor shall on the date hereof or such later date permitted by Section 9.12 of the Credit Agreement, with respect to any such Certificated Security held on the date hereof, and, subject to Section 9.12 of the Credit Agreement, on or prior to the next Quarterly Update Date, with respect to any such Certificated Security acquired after the date hereof, physically deliver such Certificated Security to the Collateral Agent, endorsed to the Collateral Agent or endorsed in blank to the extent the interests represented by such Certificated Security are required to be pledged hereunder.
(b)    To the extent the Equity Interest in any Subsidiary of Parent that is included in the Pledged Collateral constitutes an Uncertificated Security, at any time any Event of Default under the Credit Agreement has occurred and is continuing, such Grantor shall cause the Subsidiary that is the issuer of such Uncertificated Security, promptly, upon the request of the Collateral Agent, to duly authorize, execute, and deliver to the Collateral Agent, an agreement for the benefit of the Collateral Agent and the other Secured Creditors substantially in the form of Exhibit D hereto (appropriately completed to the reasonable satisfaction of the Collateral Agent and with such modifications, if any, as shall be reasonably satisfactory to the Collateral Agent) pursuant to which such issuer agrees to comply with any and all instructions originated by the Collateral Agent without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security originated by any other Person other than a court of competent jurisdiction; provided, that, unless an Event of Default has occurred and is continuing, the Collateral Agent shall not deliver to the issuer of such Uncertificated Securities a notice stating that the Collateral Agent is exercising exclusive control of such Uncertificated Securities.
(c)    For greater certainty, unless and until there shall have occurred and be continuing any Event of Default under the Credit Agreement, each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral owned by it, and to give consents, waivers or ratifications in respect thereof. All such rights of each Grantor to vote and to give consents, waivers and ratifications shall cease at any time after the occurrence and during the continuance of an Event of Default and, except in the case of an Event of Default under Section 11.05 of the Credit Agreement, upon at least three Business Days’ prior written notice from the Collateral Agent of its intent to exercise its rights under this Agreement.
(d)    For greater certainty, except as permitted under the Credit Agreement, (i) unless and until there shall have occurred and be continuing an Event of Default and, other than in the case of an Event of Default under Section 11.05 of the Credit Agreement, the Collateral Agent shall have given at least three Business Days’ prior written notice of its intent to exercise such rights to the Grantor, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Pledged Collateral shall be paid to the respective Grantor and (ii) after there shall have occurred and be continuing an Event of Default and, other than in the case of an Event of Default under Section 11.05 of the Credit Agreement, the Collateral Agent shall have given at least three

Business Days’ prior written notice of its intent to exercise such rights to the Grantor, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Pledged Collateral shall be paid to the Collateral Agent. While this Agreement is in effect, the Collateral Agent shall be entitled to receive directly, and to retain as part of the Collateral, in each case, to the extent otherwise required by this Agreement all other or additional Equity Interests, Instruments, cash and other property paid or distributed (i) by way of dividend or otherwise in respect of the Pledged Collateral, (ii) by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement and (iii) by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate or other reorganization. Nothing contained in the first sentence of this Section 3.1(d) shall limit or restrict in any way the Collateral Agent’s right to receive the Proceeds of the Collateral in any form in accordance with Section 1.1 and the other provisions of this Section 3.1 of this Agreement. All dividends, distributions or other payments which are received by any Grantor contrary to the provisions of this Section 3.1(d) or Section 7 hereof shall be received for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsement).
3.2Accounts and Contract Rights. Upon the occurrence and during the continuance of an Event of Default and at the request of the Collateral Agent, such Grantor shall, at its own cost and expense, deliver all tangible evidence of its Accounts and Contract Rights (including, without limitation, all documents evidencing the Accounts and all Contract Rights) and such books and records related thereto to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Grantor). Subject to the terms of the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default and if the Collateral Agent so requests, such Grantor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, the Accounts and the Contracts, as well as books, records and documents (if any) related thereto of such Grantor evidencing or pertaining to such Accounts and Contracts with an appropriate reference to the fact that such Accounts and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.
3.3Direction to Account Debtors; Contracting Parties; etc. Subject to the terms of the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, after giving three Business Days’ notice to the relevant Grantor of its intent to do so, if the Collateral Agent so directs any Grantor, such Grantor agrees (i) to cause all payments on account of the Accounts and Contracts to be made directly to the Cash Collateral Account, (ii) that the Collateral Agent may, at its option, directly notify the obligors in its own name or in the name of the applicable Grantor with respect to any Accounts and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (i), and (iii) that the Collateral Agent may enforce collection of any such Accounts and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Grantor; provided that, (x) any failure by the Collateral Agent to give or any delay in giving such notice to the relevant Grantor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 3.3 and (y) no such notice shall be required if an Event of Default of the type described in Section 11.05 of the Credit Agreement has occurred and is continuing. Without notice to or assent by any Grantor, the Collateral Agent may (subject to the Intercreditor Agreement), upon the occurrence and during the continuance of an Event of Default, apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account toward the payment of the Obligations in the manner provided in Section 7.4 of this Agreement. The Collateral Agent shall deliver a copy of each notice referred to in the preceding clause (y) to the relevant Grantor, provided that (x) the failure by the Collateral Agent to so notify such Grantor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 3.3 and (y) no such notice shall be required if an

Event of Default of the type described in Section 11.05 of the Credit Agreement has occurred and is continuing.
3.4Modification of Terms; etc. Except in accordance with such Grantor’s ordinary course of business, or consistent with reasonable business judgment as determined in good faith by the applicable Grantor or as otherwise permitted in the Credit Documents, no Grantor shall rescind or cancel any material indebtedness evidenced by any Account, or modify any material term thereof or make any material adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any material Account, or interest therein, without the prior written consent of the Collateral Agent unless such rescissions, cancellations, modifications, adjustments, extensions, renewals, compromises, settlements, releases, or sales would not reasonably be expected to have a Material Adverse Effect.
3.5Collection. Each Grantor shall endeavor in accordance with historical reasonable business practices or otherwise in accordance with reasonable business judgment as determined in good faith by the applicable Grantor to cause to be collected from the Account Debtor named in each of its Accounts or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Account or Contract. Except as otherwise directed by the Collateral Agent after the occurrence and during the continuation of an Event of Default or otherwise required pursuant to the Credit Agreement, any Grantor may allow in the ordinary course of business, or consistent with reasonable business judgment as determined in good faith by the applicable Grantor, as adjustments to amounts owing under its Accounts and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Grantor finds appropriate in accordance with reasonable business judgment, (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Grantor finds appropriate in accordance with reasonable business judgment and (iii) any other adjustments necessary or desirable in the Grantor’s reasonable business judgment.
3.6Instruments. If any Grantor at any time holds or acquires any Instrument constituting Collateral with a face value in excess of $500,000 individually (other than checks received and collected in the ordinary course of business), such Grantor shall, on the date hereof pursuant to the Perfection Certificate with respect to any such instruments held on the date hereof, and otherwise on or prior to the next Quarterly Update Date, notify the Collateral Agent thereof, and upon reasonable request by the Collateral Agent (subject to the Intercreditor Agreement), promptly deliver such Instrument to the Collateral Agent appropriately endorsed in blank or to the order of the Collateral Agent, provided that, so long as no Event of Default shall have occurred and be continuing, such Grantor may retain for collection in the ordinary course of business any Instrument received by such Grantor in the ordinary course of business, and the Collateral Agent shall, promptly upon request of such Grantor, make appropriate arrangements for making any Instruments in its possession and pledged by such Grantor available to such Grantor for purposes of presentation, collection or renewal. If such Grantor retains possession of any Instruments pursuant to the terms hereof, upon the occurrence and during the continuance of an Event of Default and, upon reasonable request of the Collateral Agent (subject to the Intercreditor Agreement), such Instrument shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interests of Bank of America, N.A., as collateral agent, for the benefit of itself and certain Secured Creditors.”

3.7Grantors Remain Liable Under Accounts. Anything herein to the contrary notwithstanding, the Grantors shall remain liable under each of the Accounts to observe and perform all of the conditions and obligations to be observed and performed by it thereunder. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.
3.8Grantors Remain Liable Under Contracts. Anything herein to the contrary notwithstanding, the Grantors shall remain liable under each of the Contracts to observe and perform all of the conditions and obligations to be observed and performed by them thereunder. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Contract by reason of or arising out of this Agreement, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.
3.9[Reserved].
3.10Commercial Tort Claims. As of the Closing Date, no Grantor has Commercial Tort Claims with an individual claimed value of $500,000 or more other than those described in Schedule 11 of the Perfection Certificate. If any Grantor shall at any time after the date of this Agreement hold or acquire a Commercial Tort Claim in an amount (taking the greater of the aggregate claimed damages thereunder or the reasonably estimated value thereof) of $500,000 or more, such Grantor shall, on or prior to the next Quarterly Update Date, notify the Collateral Agent thereof in a writing signed by such Grantor and describing the details thereof and shall grant to the Collateral Agent in such writing a security interest therein (subject to Permitted Liens) and in the Proceeds thereof, all upon the terms of this Agreement.
3.11Chattel Paper. Subject to the terms of the Intercreditor Agreement, each Grantor will, following any reasonable request by the Collateral Agent, deliver all of its Tangible Chattel Paper with a value in excess of $500,000 to the Collateral Agent on or prior to the next Quarterly Update Date, provided that, so long as no Event of Default shall have occurred and be continuing, such Grantor may retain for collection in the ordinary course of business any Chattel Paper received by such Grantor in the ordinary course of business, and the Collateral Agent shall, promptly upon request of such Grantor, make appropriate arrangements for making any Chattel Paper in its possession and pledged by such Grantor available to such Grantor for purposes of presentation, collection or renewal. If such Grantor retains possession of any Chattel Paper pursuant to the terms hereof, subject to the terms of the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default and upon request of the Collateral Agent, such Chattel Paper shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interests of Bank of America, N.A., as collateral agent, for the benefit of itself and certain Secured Creditors.”

3.12Further Actions. Subject to the limitations herein and to the terms of the Intercreditor Agreement, and except the Excluded Perfection Actions, to the extent otherwise required by this Agreement or the other Credit Documents, each Grantor will, at its own expense, (i) make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and (ii) take such further steps, including any and all actions as may be necessary or required relating to its Accounts, Contracts, Instruments and other property or rights which constitute Collateral, as the Collateral Agent may reasonably require for the purpose of obtaining or preserving the full benefits of the security interests, rights and powers herein granted with respect to the Collateral.
ARTICLE IV
SPECIAL PROVISIONS CONCERNING TRADEMARKS AND DOMAIN NAMES
4.1Power of Attorney. Each Grantor hereby grants to the Collateral Agent an absolute power of attorney to sign, effective upon the occurrence and during the continuance of an Event of Default, any document which may be required by the PTO in order to effect an assignment of all right, title and interest in each Mark included in the Collateral.
4.2Preservation of Marks. Except as consistent with such Grantor’s reasonable business judgment, each Grantor agrees to take, at its expense, all commercially reasonable steps to preserve the Marks that are material to such Grantor’s business as trademarks or service marks under the laws of the United States (other than any such material Marks that are no longer material or are deemed by such Grantor in its reasonable business judgment to no longer be necessary in the conduct of Grantor’s business).
4.3Maintenance of Registration. Except as consistent with such Grantor’s reasonable business judgment, each Grantor agrees to diligently process all documents reasonably required to maintain all material Mark registrations for all of its material registered Marks.
4.4Future Registered Marks. If any Mark registration is issued hereafter prior to the Termination Date to any Grantor as a result of any application now or hereafter prior to the Termination Date pending before the PTO, on or prior to the next Quarterly Update Date, such Grantor shall deliver to the Collateral Agent an updated Schedule 10(a) of the Perfection Certificate, and, if reasonably requested by the Collateral Agent, grant a security interest in such Mark to the Collateral Agent and at the expense of such Grantor, confirming the grant of a security interest in such Mark to the Collateral Agent hereunder, the form of such security to be substantially in the form of Exhibit C hereto or in such other form as may be reasonably satisfactory to the Collateral Agent.
4.5Remedies. If an Event of Default shall occur and be continuing, subject to the terms of the Intercreditor Agreement, the Collateral Agent may, by written notice to the relevant Grantor, take any or all of the following actions: (i) take and use or sell the Marks or Domain Names and the goodwill of such Grantor’s business symbolized by the Marks or Domain Names and the right to carry on the business and use the assets of such Grantor in connection with which the Marks or Domain Names have been used (provided that any license shall be subject to reasonable quality control); and (ii) direct such Grantor to refrain, in which event such Grantor shall refrain, from using the Marks or Domain Names in any manner whatsoever, directly or indirectly, and such Grantor shall execute such further documents that the Collateral Agent may reasonably request to further confirm this and to transfer ownership of the Marks owned by it and registrations and any pending trademark applications in the PTO or applicable Domain Name registrar therefor to the Collateral Agent. Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section 4.7 and at such time as the Collateral Agent shall be lawfully entitled, and permitted under the Credit Agreement, to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent, to the extent it has the right to do so, effective upon the occurrence and during the continuance of an Event of Default, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Marks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of said Marks, to use, operate under, license, or sublicense any Marks and Domain Names now owned or hereafter acquired by such Grantor to the extent constituting Collateral hereunder.
ARTICLE V
SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADE SECRETS
5.1Power of Attorney. Each Grantor hereby grants to the Collateral Agent a power of attorney to sign, effective upon the occurrence and during the continuance of any Event of Default, any document which may be required by the PTO or the USCO in order to effect an assignment of all right, title and interest in each Patent included in the Collateral or Copyright included in the Collateral, or any other issued or applied-for United States patent or registered or applied-for United States copyright hereinafter owned by such Grantor, and to record the same.
5.2Maintenance of Patents or Copyrights. Except as consistent with such Grantor’s reasonable business judgment, each Grantor agrees, at its expense, to make timely payment of all post-issuance fees required to maintain in force its rights under each issued material Patent or registered Copyright, absent prior written consent of the Collateral Agent (other than any such Patents or Copyrights that are no longer material or are deemed by such Grantor in its reasonable business judgment to no longer be necessary in the conduct of Grantor’s business).
5.3Prosecution of Patent or Copyright Applications. Except as consistent with such Grantor’s reasonable business judgment, each Grantor agrees, at its expense, to prosecute all material applications for all material United States Patents and Copyrights included in the Collateral, in each case for such Grantor (other than applications that are no longer material or are deemed by such Grantor in its reasonable business judgment to no longer be necessary in the conduct of Grantor’s business), absent written consent of the Collateral Agent not to be unreasonably withheld.
5.4Other Patents and Copyrights. Upon acquisition or issuance of a United States Patent, registration of a Copyright, or acquisition of a registered Copyright, or of filing of an application for a United States Patent or Copyright, the relevant Grantor shall deliver to the Collateral Agent an updated Schedule 10 of the Perfection Certificate on or prior to the next Quarterly Update Date and, if reasonably requested by the Collateral Agent, grant a security interest as to such Patent or Copyright, as the case may be, to the Collateral Agent and at the expense of such Grantor, the form of such grant of a security interest to be substantially in the form of Exhibit A or B hereto, as appropriate, or in such other form as may be reasonably satisfactory to the Collateral Agent.
5.5Remedies. If an Event of Default shall occur and be continuing, subject to the terms of the Intercreditor Agreement, the Collateral Agent may, by written notice to the relevant Grantor, take any or all of the following actions: (i) take and practice or sell the Patents, Copyrights and Trade Secrets, in each case, owned by such Grantor, and exercise any other rights vested in the Patents, Copyrights and Trade Secrets pursuant to this Agreement; and (ii) direct such Grantor to refrain, in which event such Grantor shall refrain, from practicing the Patents and using the Copyrights and Trade Secrets directly or indirectly, and such Grantor shall execute such further documents as the Collateral Agent may reasonably request further to confirm this and to transfer ownership of the Patents, Copyrights and Trade Secrets , in each case owned by it, to the Collateral Agent for the benefit of the Secured Creditors. Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section 5.7 and at such time as the Collateral Agent shall be lawfully entitled, and permitted under the Credit Agreement, to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent, to the extent it has the right to do so, effective upon the occurrence and during the continuance of an Event of Default, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor), to use, operate under, license, or sublicense any Patents, Copyrights and Trade Secrets now owned or hereafter acquired by such Grantor to the extent constituting Collateral hereunder.
ARTICLE VI
PROVISIONS CONCERNING ALL COLLATERAL
6.1Protection of Collateral Agent’s Security. Except as otherwise permitted or not prohibited by the Credit Agreement, each Grantor will do nothing to impair the rights of the Collateral Agent in the Collateral. If any Event of Default shall have occurred and be continuing, the Collateral Agent shall (subject to the Intercreditor Agreement), at the time any proceeds of such insurance are distributed to the Secured Creditors, apply such proceeds in accordance with Section 7.4 hereof. Each Grantor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Grantor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Grantor.
6.2Additional Information. Each Grantor will, at its own expense, from time to time upon the reasonable request of the Collateral Agent, promptly furnish to the Collateral Agent such information with respect to the Collateral (including the identity of the Collateral or such components thereof as may have been reasonably requested by the Collateral Agent, the value and location of such Collateral, etc.) as may be reasonably requested by the Collateral Agent, taking into account any reporting or other notification requirements with respect to such Collateral otherwise set forth in the Credit Documents.
6.3Further Actions. Subject to the limitations herein and to the terms of the Intercreditor Agreement, and except for Excluded Perfection Actions, to the extent otherwise required by this Agreement or the other Credit Documents, each Grantor will, at its own expense and upon the reasonable request of the Collateral Agent, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral, which the Collateral Agent reasonably requests to perfect, preserve or protect its security interest in the Collateral at least to the extent described in Section 2.1.
6.4Financing Statements. Each Grantor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Grantor hereby authorizes the Collateral Agent to file such financing statements, in form reasonably acceptable to the Collateral Agent, to establish and maintain a valid, enforceable, perfected security interest in the Collateral as provided herein and for the purpose of obtaining and preserving the full benefits of the other rights and security contemplated hereby at least to the extent described in Section 2.1 (and such authorization includes describing the Collateral as “all assets whether now owned or hereafter acquired” of such Grantor or words of similar effect).

ARTICLE VII
REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT
7.1Remedies; Obtaining the Collateral Upon an Event of Default. Each Grantor agrees that, subject to the terms of the Intercreditor Agreement, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law and under the other provisions of this Agreement, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect in all relevant jurisdictions and, subject to any notice requirements in the Credit Documents, may:
(i)    personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Grantor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Grantor’s premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Grantor, in each case without breach of the peace;
(ii)    instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Accounts and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Grantor in respect of such Collateral;
(iii)    instruct all banks which have entered into a “control agreement” with the Collateral Agent to transfer all monies, securities and instruments held by such depositary bank to the Cash Collateral Account; it being understood and agreed that unless an Event of Default has occurred and is continuing, the Collateral Agent shall not deliver to such banks a notice stating that the Collateral Agent is exercising exclusive control relating of such Deposit Accounts, Securities Accounts or Commodity Accounts subject thereto;
(iv)    sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 7.2 hereof, or direct such Grantor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;
(v)    take possession of the Collateral or any part thereof, by directing such Grantor in writing to deliver the same to the Collateral Agent at any reasonable place or places designated by the Collateral Agent, in which event such Grantor shall at its own expense:
(1)    forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent;
(2)    store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2 hereof; and
(3)    while the Collateral shall be so stored and kept, provide such security and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain it in good condition;
(vi)    license or sublicense, whether on an exclusive (where permissible) or nonexclusive basis, any Marks (subject to reasonable quality control), Domain Names,

Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine;
(vii)    apply any monies constituting Collateral or Proceeds thereof in accordance with the provisions of Section 7.4;
(viii)    take any other action as specified in clauses (a)(1) through (a)(5), inclusive, of Section 9-607 of the UCC; and
(ix)    accelerate any Instrument which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Instrument (including, without limitation, to make any demand for payment thereon); and
(x)    with respect to Pledged Collateral,
(1)    receive all amounts payable in respect of the Pledged Collateral otherwise payable under Section 3.1 hereof to the respective Grantor;
(2)    upon at least three Business Days’ prior written notice to Parent, transfer all or any part of the Pledged Collateral into the Collateral Agent’s name or the name of its nominee or nominees; and
(3)    upon at least three Business Days’ prior written notice to Parent, vote (and exercise all rights and powers in respect of voting) all or any part of the Pledged Collateral (whether or not transferred into the name of the Collateral Agent) and give all consents, waivers and ratifications in respect of the Pledged Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Grantor hereby irrevocably constituting and appointing the Collateral Agent the proxy and attorney-in-fact of such Grantor, with full power of substitution to do so);
it being understood that each Grantor’s obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Grantor of said obligation. By accepting the benefits of this Agreement and each other Security Document, the Secured Creditors expressly acknowledge and agree that this Agreement and each other Security Document may be enforced only by the action of the Collateral Agent and that no Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent.
7.2Remedies; Disposition of the Collateral.
(a)    To the extent permitted by applicable law, if any Event of Default shall have occurred and be continuing, then any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair at the expense of the relevant Grantor which the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any such sale, lease or other disposition may be effected by means of a public disposition or private disposition, effected in accordance with the applicable requirements (in each case if and to the extent applicable)

of Sections 9-610 through 9-613 of the UCC and/or such other mandatory requirements of applicable law as may apply to the respective disposition. The Collateral Agent may, without notice or publication, adjourn any public or private disposition or cause the same to be adjourned from time to time by announcement at the time and place fixed for the disposition, and such disposition may be made at any time or place to which the disposition may be so adjourned. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser (and may pay all or any portion of the purchase price by crediting Obligations against the purchase price) of the Collateral or any item thereof, offered for disposition in accordance with this Section 7.2 without accountability to the relevant Grantor. Each Grantor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such disposition or dispositions of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, having jurisdiction over any such sale or sales, all at such Grantor’s expense. Each Grantor acknowledges and agrees that, to the extent notice of sale or other disposition of the Collateral or any part thereof shall be required by law, ten (10) days’ prior notice to such Grantor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters.
(b)    If at any time when the Collateral Agent shall determine to exercise its right to sell all or any part of the Pledged Collateral consisting of Securities, and such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Collateral Agent may, in its sole and absolute discretion, sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as the Collateral Agent may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Collateral Agent, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree, among other things, that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Collateral or part thereof. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price which the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.
7.3Waiver of Claims. Except as otherwise provided in this Agreement (including provisions hereof that require that the Collateral Agent act in a manner that it has, in compliance with any mandatory requirements of law, determined to be commercially reasonable), EACH GRANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT’S TAKING POSSESSION OR THE COLLATERAL AGENT’S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and each Grantor hereby further waives, to the extent permitted by law:
(a)    all damages occasioned by such taking of possession or any such disposition except any damages which are the direct result of the Collateral Agent’s gross negligence, bad faith or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision);

(b)    all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent’s rights hereunder; and
(c)    all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Grantor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.
Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Grantor therein and thereto, and shall be a perpetual bar both at law and in equity against such Grantor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Grantor.
7.4Application of Proceeds.
(a)    Subject to the terms of the Intercreditor Agreement, all moneys collected by the Collateral Agent (or, to the extent any other Security Document requires proceeds of collateral under such other Security Document to be applied in accordance with the provisions of this Agreement, the collateral agent under such other Security Document) upon any sale or other disposition of the Collateral (or the collateral under the relevant Security Document), together with all other moneys received by the Collateral Agent hereunder (or under the relevant Security Document), in each case, as a result of the exercise of remedies by the Collateral Agent after the occurrence and during the continuance of an Event of Default, shall be applied as follows:
(i)    first, to the payment of Obligations consisting of costs, charges, expenses, professional fees, and taxes of such sale, collection or other realization incurred by the Collateral Agent or Administrative Agent and their agents;
(ii)    second, to the payment of Obligations consisting of interest then due and payable;
(iii)    third, to the payment of all other Obligations pro rata;
(iv)    fourth, the balance, if any, as required by the Intercreditor Agreement, any Additional Intercreditor Agreement, or any Pari Passu Intercreditor Agreement, or, in the absence of any such requirement, to the Person lawfully entitled thereto (including the applicable Credit Party or its successors or assigns).
(b)    All payments required to be made hereunder shall be made (x) if to the Lender Creditors, to the Administrative Agent for the account of the Lender Creditors and (y) if to the Other Creditors, to the trustee, paying agent or other similar representative (each, a “Representative”) for the Guaranteed Creditors or, in the absence of such a Representative, directly to the Other Creditors.
(c)    For purposes of applying payments received in accordance with this Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent and (ii) the Representative or, in the absence of such a Representative, upon the Guaranteed Creditors for a determination (which the Administrative Agent, each Representative and the Guaranteed Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Credit Document Obligations and Other Obligations owed to the Lender Creditors or the Guaranteed Creditors, as the case may be. Unless it has written notice from a Guaranteed Creditor to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Designated Interest Rate

Protection Agreement or Designated Treasury Services Agreement that would give rise to any Other Obligations is in existence.
(d)    It is understood that the Grantors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.
7.5Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given to the Collateral Agent under this Agreement, the other Credit Documents or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence thereof. No notice to or demand on any Grantor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable and documented out-of-pocket costs and expenses, including reasonable attorneys’ fees, and the amounts thereof shall be included in such judgment, in each case, in accordance with the terms and provisions of Section 13.01 of the Credit Agreement.
7.6Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Grantor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.
ARTICLE VIII

[RESERVED]
ARTICLE IX

DEFINITIONS
The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.
“Account” shall mean any “account” as such term is defined in the UCC as in effect on the date hereof in the State of New York.
“Account Debtor” shall mean any “account debtor” as such term is defined in the UCC as in effect on the date hereof in the State of New York.
“Administrative Agent” shall have the meaning provided in the recitals of this Agreement.

“Agreement” shall have the meaning provided in the preamble hereto.
“Borrowers” shall have the meaning provided in the recitals of this Agreement.
“Certificated Securities” shall have the meaning provided in the UCC as in effect on the date hereof in the State of New York.
“Cash Collateral Account” shall mean a cash collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Creditors.
“Chattel Paper” shall mean “chattel paper” as such term is defined in the UCC as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term “Chattel Paper” shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.
“Collateral” shall have the meaning provided in Section 1.1(a) of this Agreement.
“Collateral Agent” shall have the meaning provided in the first paragraph of this Agreement.
“Commercial Tort Claims” shall mean “commercial tort claims” as such term is defined in the UCC as in effect on the date hereof in the State of New York, except that it shall refer only to such claims that have been asserted in judicial or similar proceedings.
“Commodity Accounts” shall mean all “commodity accounts” as such term is defined in the UCC as in effect on the date hereof in the State of New York.
“Contract Rights” shall mean all rights of any Grantor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.
“Contracts” shall mean all contracts between any Grantor and one or more additional parties (including, without limitation, any Designated Interest Rate Protection Agreement or Designated Treasury Services Agreement, licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements, and settlement agreements).
“Copyrights” shall mean all copyrights now owned or hereafter acquired by any Grantor, whether or not registered or applied to be registered with the USCO.
“Credit Agreement” shall have the meaning provided in the recitals of this Agreement.
“Credit Document Obligations” shall mean all Obligations described in clause (a) of the definition of “Obligations” in the Credit Agreement.
“Deposit Accounts” shall mean all “deposit accounts” as such term is defined in the UCC as in effect on the date hereof in the State of New York.
“Documents” shall mean “documents” as such term is defined in the UCC as in effect on the date hereof in the State of New York.
“Domain Names” shall mean all Internet domain names owned by any Grantor now or hereafter acquired.
“Electronic Chattel Paper” shall mean “electronic chattel paper” as such term is defined in the UCC as in effect on the date hereof in the State of New York.
“Equipment” shall mean any “equipment” as such term is defined in the UCC as in effect on the date hereof in the State of New York.

“Excluded Collateral” shall have the meaning provided in Section 1.2 of this Agreement.
“General Intangibles” shall mean “general intangibles” as such term is defined in the UCC as in effect on the date hereof in the State of New York.
“Goods” shall mean “goods” as such term is defined in the UCC as in effect on the date hereof in the State of New York.
“Grantor” shall have the meaning provided in the first paragraph of this Agreement.
“Instrument” shall mean “instruments” as such term is defined in Article 9 of the UCC as in effect on the date hereof in the State of New York.
“Inventory” shall mean “inventory” as such term is defined in the UCC as in effect on the date hereof in the State of New York.
“Investment Property” shall mean “investment property” as such term is defined in the UCC as in effect on the date hereof in the State of New York.
“IP Licenses” shall mean any Contract, to which a Grantor is party, relating to the license or sublicense of Patents, Marks, Copyrights, Software or Trade Secret Rights or copyrights, patents, trademarks, trade secrets, software or other intellectual property of third parties.
“Lender Creditors” shall have the meaning provided in the recitals of this Agreement.
“Lenders” shall have the meaning provided in the recitals of this Agreement.
“Letter-of-Credit Rights” shall mean “letter-of-credit rights” as such term is defined in the UCC as in effect on the date hereof in the State of New York.
“License” any license or agreement under which a Grantor is authorized to use Intellectual Property in connection with any manufacture, marketing, distribution or disposition of Collateral, any use of property or any other conduct of its business.
“Location” of any Grantor, shall mean such Grantor’s “location” as determined pursuant to Section 9-307 of the UCC.
“Marks” shall mean all trademarks, service marks, trade dress and trade names now owned or hereafter acquired by any Grantor, whether or not registered or applied to be registered with the PTO (except for “intent to use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an “Amendment to Allege Use” or a “Statement of Use” under Sections 1(c) and 1(d) of said Act has been filed in, and accepted by, the PTO).
“Obligations” shall have the meaning set forth in the Credit Agreement.
“Ordinary Course Transferees” shall mean: (i) with respect to Goods only, buyers in the ordinary course of business and lessees in the ordinary course of business to the extent provided in Section 9-320(a) and 9-321 of the UCC as in effect from time to time in the relevant jurisdiction, (ii) with respect to General Intangibles only, licensees in the ordinary course of business to the extent provided in Section 9-321 of the UCC as in effect from time to time in the relevant jurisdiction and (iii) any other Person who is entitled to take free of the Lien pursuant to the UCC as in effect from time to time in the relevant jurisdiction.
“Other Creditors” shall mean Guaranteed Creditors that are not Lender Creditors.
“Other Obligations” shall mean all Obligations described in clause (b) of the definition of “Obligations” in the Credit Agreement. Notwithstanding anything to the contrary contained in this Agreement, each Other Creditor (by its acceptance of the benefits of this Agreement) agrees that (x) Other Obligations shall be secured pursuant to this Agreement only to the extent that, and for so long as, the Credit Document Obligations are so secured and (y) any release of Grantors effected in the manner permitted by the Credit Agreement or this Agreement shall not require the consent of Other Creditors.
“Parent” shall have the meaning provided in the recitals hereto.
“Patents” shall mean all patents and patent applications now owned or hereafter acquired by any Grantor, and any divisions, continuations (including, but not limited to, continuations-in-parts), reissues, and reexaminations thereof.
“Payment Intangibles” shall mean “payment intangibles” as such term is defined in the UCC as in effect on the date hereof in the State of New York.
“Perfection Certificate” shall mean that certain perfection certificate, dated as of the date hereof, executed and delivered by the Borrowers, and each other Perfection Certificate (which shall be in form and substance consistent with the Perfection Certificate delivered on the date hereof or otherwise reasonably acceptable to the Collateral Agent) executed and delivered by the Borrowers contemporaneously with the execution and delivery of each Joinder Agreement by any additional Grantor executed in accordance with Section 10.12 hereof, in each case, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the Credit Agreement.
“Permits” shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.
“Pledged Collateral” shall mean all of the authorized, and the issued and outstanding, stock, shares, partnership interests, limited liability company membership interests or other Equity Interest held by any Grantor of (i) any Subsidiary of Parent or (ii) a Person that is not a Subsidiary of Parent to the extent the aggregate fair market value of the equity investment by any Grantor in such Person (measured as of the Closing Date or the date of such investment, as applicable) exceeds $500,000.
“Proceeds” shall mean all “proceeds” as such term is defined in the UCC as in effect on the date hereof in the State of New York.
“Promissory Note” shall have the meaning provided in the UCC as in effect on the date hereof in the State of New York.
“Protected Purchasers” shall have the meaning provided in the UCC as in effect on the date hereof in the State of New York.
“PTO” shall mean the United States Patent and Trademark Office.
“Quarterly Update Date” means the later of (i) the date of delivery of the information required to be provided pursuant to Sections 9.01(a) and (b) of the Credit Agreement, (ii) thirty (30) days after the acquisition of the applicable after-acquired Collateral or occurrence of applicable change and (iii) the date agreed to in the sole discretion of the Collateral Agent.
“Registered Intellectual Property” shall mean all Copyrights, Patents and Marks registered or applied to be registered with the PTO or the USCO, as applicable.
“Registered Organization” shall have the meaning provided in the UCC as in effect on the date hereof in the State of New York.
“Representative” shall have the meaning provided in Section 7.4(b).

“Secured Creditors” shall have the meaning provided in the recitals of this Agreement.
“Securities” shall have the meaning provided in the UCC as in effect on the date hereof in the State of New York.
“Securities Act” shall mean the Securities Act of 1933, as amended, as in effect from time to time.
“Software” shall mean “software” as such term is defined in the UCC as in effect on the date hereof in the State of New York.
“Supporting Obligations” shall mean any “supporting obligation” as such term is defined in the UCC as in effect on the date hereof in the State of New York.
“Tangible Chattel Paper” shall mean “tangible chattel paper” as such term is defined in the UCC as in effect on the date hereof in the State of New York.
“Termination Date” shall have the meaning provided in Section 10.8(a) of this Agreement.
“Trade Secret Rights” shall mean the rights of a Grantor in any Trade Secret it holds.
“Trade Secrets” shall mean any of the following owned by a Grantor : trade secrets, including secretly held existing engineering or other proprietary data, information, production procedures and other know-how relating to the design, manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business owned by a Grantor whether written or not.
“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law any or all of the perfection or priority of the Collateral Agent’s security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions relating to such perfection or priority and for purposes of definitions relating to such provisions.
“USCO” shall mean the United States Copyright Office.
“Voting Equity Interests” shall mean (i) all classes of Equity Interests entitled to vote and (ii) any other Equity Interests treated as voting stock for purposes of Treasury Regulation Section 1.956- 2(c)(2).

ARTICLE X
MISCELLANEOUS
10.1Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered in accordance with Section 13.03 of the Credit Agreement. All notices and other communications shall be in writing and addressed as follows:
(a)    if to any Grantor:
c/o KEMET Corporation
2835 Kemet Way
Simpsonville, SC 29681
Attention: William Lowe
Telecopier No.: (846) 963-6306

with a copy (which shall not constitute notice) to:
Jenner & Block LLP
353 North Clark Street
Chicago, IL 60654
Attention: H. Kurt von Moltke
Telecopier No.: (312) 527-0484
(b)    if to the Collateral Agent:
Bank of America, N.A.
Agency Management
One Independence Center
Mail Code: NC1-001-05-45
Charlotte, NC 28255-0001
Attention:     Richard Pusateri
Telephone:     980-683-0902
Electronic Mail: ricky.pasateri@baml.com

(c)    if to any Lender Creditor (other than the Collateral Agent), at such address as such Lender Creditor shall have specified in the Credit Agreement;
(d)    if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to each Grantor and the Collateral Agent;
or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

10.2Waiver; Amendment. Except as provided in Sections 10.8 and 10.12, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Grantor directly affected thereby (it being understood that the addition or release of any Grantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Grantor other than the Grantor so added or released) and the Collateral Agent (with the consent required pursuant to the Credit Agreement).
10.3Obligations Absolute. To the maximum extent permitted by applicable law, the obligations of each Grantor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Grantor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement, the Credit Agreement or other Credit Document or any Designated Interest Rate Protection Agreement or Designated Treasury Services Agreement; or (c) any amendment to or modification of the Credit Agreement or other Credit Document or any Designated Interest Rate Protection Agreement or Designated Treasury Services Agreement or any security for any of the Obligations; whether or not such Grantor shall have notice or knowledge of any of the foregoing.
10.4Successors and Assigns. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 10.8, (ii) be binding upon each Grantor, its successors and assigns; provided, however, that, other than as permitted pursuant to the Credit Agreement, no Grantor shall assign any of its rights or obligations hereunder without the prior written consent of the Collateral Agent and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the other Secured Creditors and their respective successors, transferees and permitted assigns. All agreements, statements, representations and warranties made by each Grantor herein or in any certificate or other instrument delivered by such Grantor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Credit Documents regardless of any investigation made by the Secured Creditors or on their behalf.

10.5Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.
10.6GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL.
(a)    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT (EXCEPT THAT (X) IN THE CASE OF ANY COLLATERAL LOCATED IN ANY STATE OTHER THAN NEW YORK, PROCEEDINGS MAY BE BROUGHT BY THE ADMINISTRATIVE AGENT OR COLLATERAL AGENT IN THE STATE IN WHICH THE RELEVANT COLLATERAL IS LOCATED OR ANY OTHER RELEVANT JURISDICTION AND (Y) IN THE CASE OF ANY BANKRUPTCY, INSOLVENCY OR SIMILAR PROCEEDING WITH RESPECT TO ANY GRANTOR, ACTIONS OR PROCEEDINGS RELATED TO THIS AGREEMENT MAY BE BROUGHT IN SUCH COURT HOLDING SUCH BANKRUPTCY, INSOLVENCY OR SIMILAR PROCEEDINGS) MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HERETO HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER IT, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER IT. EACH PARTY HERETO IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY, AS THE CASE MAY BE, AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 10.1 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY OTHER SUCH PARTY IN ANY OTHER JURISDICTION.
(b)    EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c)    EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
10.7Grantor’s Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Grantor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or with respect to any Collateral. The parties hereto expressly agree that, unless the Collateral Agent shall become the absolute owner of the Pledged Collateral pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Collateral Agent, any other Secured Creditor, any Grantor and/or any other Person.
10.8Termination; Release.
(a)    Upon the occurrence of the Termination Date, this Agreement shall automatically and without further action, as to all Grantors, terminate and have no further force and effect, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors, and the Collateral Agent, at the request and expense of the respective Grantor, will promptly execute and deliver to such Grantor all documents and instruments (including, without limitation, (i) UCC termination statements on form UCC-3, (ii) a notice of termination for each lien notice filed with the PTO and USCO, (iii) a notice of termination for each “control agreement” and (iv) mortgage releases) and take such actions to terminate and release all security interests and Liens granted pursuant to this Agreement and other notices of Liens and acknowledge the satisfaction and termination of this Agreement, and will return to Parent for the benefit of Parent and each of its direct and indirect Domestic Subsidiaries (without recourse and without any representation or warranty) all of the Collateral in the possession of the Collateral Agent that has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, “Termination Date” shall mean the date upon which the Total Commitment under the Credit Agreement has been terminated and all Credit Document Obligations have been paid in full (within the meaning of Section 1.02 of the Credit Agreement).
(b)    In the event that any part of the Collateral is sold, transferred or otherwise disposed of (to a Person other than a Credit Party) in connection with a sale, transfer or disposition permitted under the Credit Agreement or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by Section 13.12 of the Credit Agreement), the Lien and security interest created hereby in such Collateral will be automatically released and the Collateral Agent will execute and deliver such instruments and documents, including termination or partial release statements and the like in connection therewith, and take such actions, at the request and expense of such Grantor and assign, transfer and deliver to such Grantor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or otherwise disposed of, or released, and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement. Furthermore, upon the release of any Subsidiary Guarantor from the Subsidiaries Guaranty in accordance with the provisions thereof, such Grantor (and the Collateral at such time assigned by the respective Grantor pursuant hereto) shall be released from this Agreement automatically and without further action and this Agreement shall, as to such Grantor, terminate, and have no further force and effect.
(c)    At any time that a Grantor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 10.8(b), such Grantor shall deliver to the Collateral Agent (and the relevant sub-agent, if any, designated hereunder) a certificate signed by a Responsible Officer of such Grantor stating that the release of the respective Collateral is permitted pursuant to such Section 10.8(b). At any time that either Parent or the respective Grantor desires that, in connection with a Subsidiary of Parent which has been released from the Subsidiaries Guaranty, the Collateral Agent take any action in connection with the release of such Subsidiary hereunder as provided in the last sentence of Section 10.8(b), it shall deliver to the Collateral Agent a certificate signed by a Responsible Officer of Parent and the respective Grantor stating that the release of the respective Grantor (and its Collateral) is permitted pursuant to such Section 10.8(b).
(d)    The Collateral Agent shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Collateral Agent in the absence of gross negligence and willful misconduct believes to be in accordance with) this Section 10.8.
10.9Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with Parent and the Collateral Agent. Delivery of an executed signature page to this Agreement by facsimile, PDF or other electronic transmission shall be as effective as delivery of an original executed counterpart of this Agreement.
10.10Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
10.11The Collateral Agent and the other Secured Creditors. The Collateral Agent shall hold in accordance with this Agreement all items of Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Article 12 of the Credit Agreement. The Collateral Agent shall act hereunder on the terms and conditions set forth herein and in Article 12 of the Credit Agreement.
10.12Additional Grantors. It is understood and agreed that any Subsidiary Guarantor that desires to become a Grantor hereunder, or is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of the Credit Agreement or any other Credit Document, shall become a Grantor hereunder by (x) executing a counterpart hereof and delivering same to the Collateral Agent, or by executing and delivering to the Collateral Agent a joinder agreement substantially in the form of Exhibit E hereto, (y) delivering or causing to be delivered a Perfection Certificate with respect to it and its assets constituting Collateral and (z) taking all actions as specified in this Agreement as would have been taken by such Grantor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Collateral Agent and with all documents and actions required above to be taken to the reasonable satisfaction of the Collateral Agent.
10.13Intercreditor Agreement. This Agreement and the other Credit Documents are subject to the terms and conditions set forth in the Intercreditor Agreement in all respects and, in the event of any conflict between the terms of the Intercreditor Agreement and this Agreement or any other Credit Document, the terms of Intercreditor Agreement shall govern. Notwithstanding anything herein to the contrary, the Lien and security interest granted to the Collateral Agent pursuant to any

Credit Document and the exercise of any right or remedy in respect of the Collateral by the Collateral Agent (or any Secured Creditor) hereunder or under any other Credit Document are subject to the provisions of the Intercreditor Agreement and in the event of any conflict between the terms of the Intercreditor Agreement, this Agreement and any other Credit Document, the terms of the Intercreditor Agreement shall govern and control with respect to the exercise of any such right or remedy. Without limiting the generality of the foregoing, and notwithstanding anything herein to the contrary, no Credit Party shall be required hereunder or under any Credit Document to take any action with respect to the Collateral that is inconsistent with such Credit Parties’ obligations under the Intercreditor Agreement. Prior to the Discharge of Revolving Credit Obligations (as defined in the Intercreditor Agreement), (i) the delivery or granting of “control” (as defined in the UCC) to the extent only one Person can be granted “control” therein under applicable law of any Revolving Credit Collateral (as defined in the Intercreditor Agreement) to the collateral agent under the ABL Credit Agreement pursuant to the terms of the Revolving Credit Collateral Documents (as defined in the Intercreditor Agreement) shall satisfy any such delivery or granting of “control” requirement hereunder or under any other Credit Document with respect to any ABL Collateral to the extent that such delivery or granting of “control” is consistent with the terms of the Intercreditor Agreement and (ii) the possession of any ABL Collateral by the collateral agent under the ABL Credit Agreement pursuant to the terms of the ABL Collateral Documents (as defined in the Intercreditor Agreement) shall satisfy any such possession requirement hereunder or under any other Credit Document with respect to ABL Collateral to the extent that such possession is consistent with the terms of the Intercreditor Agreement. Any reference herein or in any other Credit Document to a security interest of “first priority” shall mean the priority set forth in the Intercreditor Agreement.
10.14Appointment of Sub-Agents. The Collateral Agent shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral.
10.15Limited Obligations. It is the desire and intent of each Grantor and the Secured Creditors that this Agreement shall be enforced against each Grantor to the fullest extent permissible under the laws applied in each jurisdiction in which enforcement is sought.
*    *    *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.
GRANTORS:
KEMET CORPORATION
By:    /s/ WILLIAM M. LOWE, JR.
    Name: William M. Lowe, Jr.
    Title: Executive Vice President and Chief
Financial Officer
KEMET ELECTRONICS CORPORATION
By:    /s/ WILLIAM M. LOWE, JR.
    Name: William M. Lowe, Jr.
    Title: Executive Vice President and Chief
Financial Officer
KEMET SERVICES CORPORATION
By:    /s/ CONNIE W. FISCHER
    Name: Connie W. Fischer
    Title: President
KRC TRADE CORPORATION
By:    /s/ WILLIAM M. LOWE, JR.
    Name: William M. Lowe, Jr.
    Title: Executive Vice President and Chief
Financial Officer
KEMET BLUE POWDER CORPORATION
By: /s/ CHARLES C. MEEKS, JR.
    Name: Charles C. Meeks, Jr.
    Title: President
THE FOREST ELECTRIC COMPANY
By:    /s/ CHARLES C. MEEKS, JR.
    Name: Charles C. Meeks, Jr.
    Title: President

Term Loan Security Agreement Signature Page

COLLATERAL AGENT:
BANK OF AMERICA, N.A.,
as Collateral Agent
By:    /s/ Christine Trotter
    Name: Christine Trotter
    Title: Assistant Vice President
By:
    Name:
    Title:

Term Loan Security Agreement Signature Page

EXHIBIT A
to
SECURITY AGREEMENT
[FORM OF]
TERM LOAN COPYRIGHT SECURITY AGREEMENT
TERM LOAN COPYRIGHT SECURITY AGREEMENT, dated as of [●], 20[●], made by each of the undersigned grantors (individually, a “Grantor”, and, collectively, the “Grantors”), in favor of BANK OF AMERICA, N.A., in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the “Collateral Agent”).
W I T N E S S E T H:
WHEREAS, the Grantors are party to that certain Term Loan Security Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Grantors are required to execute and deliver this Term Loan Copyright Security Agreement (this “Copyright Security Agreement”);
NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Creditors, to enter into the Credit Agreement, the Grantors hereby agree with the Collateral Agent as follows:
SECTION 1.    Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
SECTION 2.    Grant of Security Interest in Copyright Collateral. Each Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Creditors a lien on and security interest in and to all of its right, title and interest in, to and under all the following Collateral of such Grantor:
(a)    Copyrights of such Grantor listed on Schedule I attached hereto; and
(b)    all Proceeds of any and all of the foregoing (other than Excluded Collateral).
SECTION 3.    Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

Exhibit A-1

SECTION 4.    Termination. Upon the payment in full of the Obligations and termination of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Copyrights under this Copyright Security Agreement.
SECTION 5.    Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.
SECTION 6.    Governing Law. This Copyright Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Copyright Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.
[Signature Page Follows]

Exhibit A-2

IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.
Very truly yours,
[GRANTORS]
By:
    Name:
    Title:
Accepted and Agreed:
BANK OF AMERICA, N.A.,
as Collateral Agent
By:
    Name:
    Title:

Exhibit A-3

SCHEDULE I
to
COPYRIGHT SECURITY AGREEMENT
COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS
Copyright Registrations:

OWNER	REGISTRATION NUMBER	TITLE

Copyright Applications:

OWNER	TITLE

Exhibit A-4

EXHIBIT B
to
SECURITY AGREEMENT
[FORM OF]
TERM LOAN PATENT SECURITY AGREEMENT
TERM LOAN PATENT SECURITY AGREEMENT, dated as of [●], 20[●], made by each of the undersigned grantors (individually, a “Grantor”, and, collectively, the “Grantors”), in favor of BANK OF AMERICA, N.A., in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the “Collateral Agent”).
W I T N E S S E T H:
WHEREAS, the Grantors are party to that certain Term Loan Security Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Grantors are required to execute and deliver this Term Loan Patent Security Agreement (this “Patent Security Agreement”);
NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Creditors, to enter into the Credit Agreement, the Grantors hereby agree with the Collateral Agent as follows:
SECTION 1.    Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
SECTION 2.    Grant of Security Interest in Patent Collateral. Each Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Creditors a lien on and security interest in and to all of its right, title and interest in, to and under all the following Collateral of such Grantor:
(a)    Patents of such Grantor listed on Schedule I attached hereto; and
(b)    all Proceeds of any and all of the foregoing (other than Excluded Collateral).
SECTION 3.    Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In

Exhibit B-1

the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.
SECTION 4.    Termination. Upon the payment in full of the Obligations and termination of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Patents under this Patent Security Agreement.
SECTION 5.    Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.
SECTION 6.    Governing Law. This Patent Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Patent Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.
[Signature Page Follows]

Exhibit B-2

IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.
Very truly yours,
[GRANTORS]
By:
    Name:
    Title:
Accepted and Agreed:
BANK OF AMERICA, N.A.,
as Collateral Agent
By:
    Name:
    Title:

Exhibit B-3

SCHEDULE I
to
PATENT SECURITY AGREEMENT
PATENT REGISTRATIONS AND PATENT APPLICATIONS
Patent Registrations:

OWNER	REGISTRATION NUMBER	NAME

Patent Applications:

OWNER	APPLICATION NUMBER	NAME

Exhibit B-4

EXHIBIT C
to
SECURITY AGREEMENT
[FORM OF]
Term Loan Trademark Security Agreement
TERM LOAN TRADEMARK SECURITY AGREEMENT, dated as of [●], 20[●], made by each of the undersigned grantors (individually, a “Grantor”, and, collectively, the “Grantors”), in favor of BANK OF AMERICA, N.A., in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the “Collateral Agent”).
W I T N E S S E T H:
WHEREAS, the Grantors are party to that certain Term Loan Security Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Grantors are required to execute and deliver this Term Loan Trademark Security Agreement (this “Trademark Security Agreement”);
NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Creditors, to enter into the Credit Agreement, the Grantors hereby agree with the Collateral Agent as follows:
SECTION 1.    Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
SECTION 2.    Grant of Security Interest in Trademark Collateral. Each Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Creditors a lien on and security interest in and to all of its right, title and interest in, to and under all the following Collateral of such Grantor:
(a)    Marks of such Grantor listed on Schedule I attached hereto (in no event shall Collateral include any application for registration of a trademark filed with the United States Patent and Trademark Office (“PTO”) on an intent-to-use basis until such time (if any) as a statement of use or amendment to allege use is accepted by the PTO);
(b)    all goodwill associated with such Marks; and
(c)    all Proceeds of any and all of the foregoing (other than Excluded Collateral).
SECTION 3.    Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the

Exhibit C-1

Collateral Agent pursuant to the Security Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Marks made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.
SECTION 4.    Termination. Upon the payment in full of the Obligations and termination of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Marks under this Trademark Security Agreement.
SECTION 5.    Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.
SECTION 6.    Governing Law. This Trademark Security Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Trademark Security Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.
[Signature Pages Follow]

Exhibit C-2

IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.
Very truly yours,
[GRANTORS]
By:
    Name:
    Title:
Accepted and Agreed:
BANK OF AMERICA, N.A.,
as Collateral Agent
By:
    Name:
    Title:

Exhibit C-3

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT
TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS
Trademark Registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK

Trademark Applications:

OWNER	APPLICATION NUMBER	TRADEMARK

Exhibit C-4

EXHIBIT D
to
SECURITY AGREEMENT
[FORM OF]
Agreement Regarding Uncertificated Securities
AGREEMENT (as amended, amended and restated, modified, supplemented, extended or renewed from time to time, this “Agreement”), dated as of [●], 20[●], among the undersigned Grantor (the “Grantor”), BANK OF AMERICA, N.A., in its capacity as Collateral Agent (the “Collateral Agent”), and [__________], as the issuer of the Uncertificated Securities (the “Issuer”).
W I T N E S S E T H:
WHEREAS, the Grantor, certain of its affiliates and the Collateral Agent have entered into a Term Loan Security Agreement, dated as of April 28, 2017 (as amended, amended and restated, modified, supplemented, extended or renewed from time to time, the “Security Agreement”), under which, among other things, in order to secure the payment of the Obligations (as defined in the Security Agreement), the Grantor has or will pledge to the Collateral Agent for the benefit of the Secured Creditors (as defined in the Security Agreement), and grant a security interest in favor of the Collateral Agent for the benefit of the Secured Creditors in, all of the right, title and interest of the Grantor in and to certain “uncertificated securities” (as defined in Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New York) (“Uncertificated Securities”), from time to time issued by the Issuer, whether now existing or hereafter from time to time acquired by the Grantor (with all of such Uncertificated Securities being herein collectively called the “Issuer Pledged Interests”); and
WHEREAS, the Grantor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Collateral Agent under the Security Agreement in the Issuer Pledged Interests, to vest in the Collateral Agent control of the Issuer Pledged Interests and to provide for the rights of the parties under this Agreement;
NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.    The Grantor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Collateral Agent (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the Grantor), and, following its receipt of a notice from the Collateral Agent stating that the Collateral Agent is exercising exclusive control of the Issuer Pledged Interests, not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity

Exhibit D-1

other than the Collateral Agent (and its successors and assigns) or a court of competent jurisdiction.
2.    All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Grantor by the Issuer in respect of the Issuer will also be sent to the Collateral Agent at the following address:
Bank of America, N.A.
Agency Management
One Independence Center
Mail Code: NC1-001-05-45
Charlotte, NC 28255-0001
Attention:     Richard Pusateri
Telephone:     980-683-0902
Electronic Mail: ricky.pasateri@baml.com

3.    Following its receipt of a notice from the Collateral Agent stating that the Collateral Agent is exercising exclusive control of the Issuer Pledged Interests and until the Collateral Agent shall have delivered written notice to the Issuer that the Termination Date has occurred and this Agreement is terminated, the Issuer will send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Collateral Agent only by wire transfers to such account as the Collateral Agent shall instruct.
4.    Except as expressly provided otherwise in Sections 2 and 3, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telexed, telecopied, cabled or sent by overnight courier, be effective when deposited in the mails or delivered to overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex or telecopier, except that notices and communications to the Collateral Agent or the Issuer shall not be effective until received. All notices and other communications shall be in writing and addressed as follows:
(a)    if to the Grantor, at:
________________________
________________________
________________________
(b)    if to the Collateral Agent, at the address given in Section 2 hereof;
(c)    if to the Issuer, at:
________________________
________________________
________________________

Exhibit D-2

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this Section 4, “Business Day” means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.
5.    This Agreement shall be binding upon the successors and assigns of the Grantor and the Issuer and shall inure to the benefit of and be enforceable by the Collateral Agent and its successors and permitted assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Collateral Agent, the Issuer and the Grantor.
6.    This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.
7.    The rights and powers granted herein to the Collateral Agent have been granted in order to perfect its security interest in the Issuer Pledged Interests. This Agreement shall continue in effect until the security interest of the Collateral Agent in the Issuer Pledged Interests has been terminated and the Collateral Agent has notified the Issuer of such termination in writing. Upon receipt of such notice the obligations of Issuer pursuant to this Agreement with respect to the Issuer Pledged Interests after the receipt of such notice shall terminate, the Collateral Agent shall have no further right to originate instructions concerning the Issuer Pledged Interests and the Issuer may thereafter take such steps as the Grantor may request to vest full ownership and control of the Issuer Pledged Interests in the Grantor. The Grantor may only terminate this Agreement with the written consent of the Collateral Agent; provided that, by giving such notice with the Collateral Agent’s written consent, both the Grantor and the Collateral Agent acknowledge that they will thereby be confirming that, as of the termination date set forth in such Notice, the Collateral Agent will no longer have a perfected security interest in the Issuer Pledged Interests via control pursuant to this Agreement. Subject to the foregoing, this Agreement automatically terminates when the Collateral Agent notifies the Issuer that all obligations owed to the Collateral Agent have been paid in full and the Collateral Agent has terminated its security interest in the Issuer Pledged Interests.
8.    This Agreement is subject to the terms and conditions set forth in the Intercreditor Agreement (as defined in the Credit Agreement) in all respects and, in the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of Intercreditor Agreement shall govern.
[signature page follows]

Exhibit D-3

IN WITNESS WHEREOF, the Grantor, the Collateral Agent and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.
[________], as Grantor
By:
    Name:
    Title:
BANK OF AMERICA, N.A., as Collateral Agent
By:
    Name:
    Title:
[________], as the Issuer
By:
    Name:
    Title:

Exhibit D-4

EXHIBIT E
to
SECURITY AGREEMENT
[FORM OF]
JOINDER AGREEMENT
Reference is made to (a) the Term Loan Security Agreement, dated as of April 28, 2017 (as amended, amended and restated, modified, supplemented, extended or renewed from time to time, the “Security Agreement”), among KEMET Corporation, a Delaware corporation (“Parent”), KEMET Electronics, Inc., a Delaware corporation (“KEC”, and together with Parent, the “Borrowers”), and Bank of America, N.A., as collateral agent (together with any successor collateral agent, the “Collateral Agent”) and (b) the Term Loan Credit Agreement, dated as of April 28, 2017 (as amended, amended and restated, modified, supplemented, extended or renewed from time to time, the “Credit Agreement”), among Parent, KEC (together with Parent, the “Borrowers”), the lenders party thereto from time to time (the “Lenders”), Bank of America, N.A., as administrative agent (together with any successor administrative agent, the “Administrative Agent”) and certain other parties thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement, or if not defined therein, the Credit Agreement.
W I T N E S S E T H:
WHEREAS, the Grantors have entered into the Security Agreement in order to induce the Lenders to make the Term Loans to the Borrowers and the Guaranteed Creditors to enter into Designated Interest Rate Protection Agreements and Designated Treasury Services Agreement with Parent and/or one or more of its Restricted Subsidiaries;
WHEREAS, the undersigned Subsidiary (the “New Grantor”) is required pursuant to the terms of the Credit Agreement and the Security Agreement, or Parent has otherwise elected in accordance with the terms of the Credit Agreement and the Security Agreement to cause such New Grantor, to become a Grantor by executing this joinder agreement (“Joinder Agreement”) to the Security Agreement;
NOW, THEREFORE, the Administrative Agent and the New Grantor hereby agree as follows:
1.    Grant of Security Interest. In accordance with Section 10.12 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor. As security for the prompt and complete payment or performance, as the case may be, when due of all of the Obligations, the New Grantor does hereby pledge and grant to the Collateral Agent, for the benefit of the Secured Creditors, a continuing security interest in all of the right, title and interest of such Grantor in, to and under all of its Collateral, in each case whether now existing or hereafter from time to time acquired (but excluding any Excluded Collateral).

Exhibit E-1

2.    Representations and Warranties. The New Grantor hereby agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder. Each reference to a Grantor in the Credit Agreement and to a Grantor in the Security Agreement shall, from and after the date hereof, be deemed to include the New Grantor.
3.    Severability. Any provision of this Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.    Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original. Delivery of an executed signature page to this Joinder Agreement by facsimile, PDF or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Joinder Agreement.
5.    No Waiver. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.
6.    Notices. All notices, requests and demands to or upon the New Grantor, any Agent or any Lender shall be governed by the terms of Section 10.1 of the Security Agreement.
7.    Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
[Signature Pages Follow]

Exhibit E-2

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.
[                   ],
as a Grantor
By:
    Title:
BANK OF AMERICA, N.A.,
as Collateral Agent
By:
    Name:
    Title:

Exhibit E-3